KeyCorp Chris Gorman President, Key Corporate Bank Don Kimble Chief Financial Officer Morgan Stanley Financials Conference June 10, 2014 Exhibit 99.1

FORWARD-LOOKING STATEMENTS AND ADDITIONAL
INFORMATION DISCLOSURE
This presentation contains forward-looking statements, including statements about our financial condition, results of operations, asset quality trends, capital levels and profitability. Forward-looking statements can often be identified by words such as “outlook,” “goal,” “objective,” “plan,”
“expect,” “anticipate,” “intend,” “project,” “believe,” or “estimate.” Forward-looking statements represent management’s current expectations and forecasts regarding future events. If underlying assumptions prove to be inaccurate or unknown risks or uncertainties arise, actual results could vary materially from these projections or expectations.
Risks and uncertainties include but are not limited to: (1) deterioration of commercial real estate market fundamentals; (2) declining asset prices; (3)
adverse changes in credit quality trends; (4) changes in local, regional and international business, economic or political conditions; (5) the extensive and increasing regulation of the U.S. financial services industry; (6) increasing capital and liquidity standards under applicable regulatory rules; (7)
unanticipated changes in our liquidity position, including but not limited to, changes in the cost of liquidity, our ability to enter the financial markets and to secure alternative funding sources; (8) our ability to receive dividends from our subsidiary, KeyBank; (9) downgrades in our credit ratings or those of KeyBank; (10) operational or risk management failures by us or critical third-parties; (11) breaches of security or failures of our technology systems due to technological or other factors and cybersecurity threats; (12) adverse judicial proceedings; (13) the occurrence of natural or man-made disasters or conflicts or terrorist attacks; (14) a reversal of the U.S. economic recovery due to economic, political or other shocks; (15) our ability to anticipate interest rate changes and manage interest rate risk; (16) deterioration of economic conditions in the geographic regions where we operate;
(17) the soundness of other financial institutions; (18) our ability to attract and retain talented executives and employees, to effectively sell additional products or services to new or existing customers, and to manage our reputational risks; (19) our ability to timely and effectively implement our strategic initiatives; (20) increased competitive pressure due to industry consolidation; (21) unanticipated adverse effects of acquisitions and dispositions of assets or businesses; and (22) our ability to develop and effectively use the quantitative models we rely upon in our business planning.
We provide greater detail regarding these factors in our 2013 Form 10-K and subsequent filings, which are available online at www.key.com/ir and
www.sec.gov. Forward-looking statements speak only as of the date they are made and Key does not undertake any obligation to update the forward-
looking statements to reflect new information or future events.
This presentation also includes certain Non-GAAP financial measures related to “tangible common equity,” “Tier 1 common equity,” “pre-provision net revenue,” and “cash efficiency ratio.” Management believes these ratios may assist investors, analysts and regulators in analyzing Key’s financials.
Although Key has procedures in place to ensure that these measures are calculated using the appropriate GAAP or regulatory components, they have limitations as analytical tools and should not be considered in isolation, or as a substitute for analysis of results under GAAP. For more information on these calculations and to view the reconciliations to the most comparable GAAP measures, please refer to the Appendix to this presentation or our most recent Form 10-Q filing.

Key is relationship-focused with distinctive capabilities
Key – Who We Are
Revenue (TE)
Ranking based on asset size
Data as of 1Q14: balances reflect quarterly averages; market capitalization as of March 31, 2014
Loans
Deposits
• 15
th
largest U.S. bank-based financial services
company
Assets: $90B
Deposits: $66B
Market capitalization: $13B
• Relationship-based strategy and value
proposition
• Business diversity across the franchise, with
two primary lines of business:
Key Community Bank
Key Corporate Bank
Key Corporate Bank
Key Community Bank
Other
Noninterest Income

1%

Distinctive Business Model
Key Corporate Bank Key Community Bank
Targeted
Client
Relationships
Seamless delivery
Strategic advice &
insights
Industry expertise
Financial market expertise
Local leadership &
community presence
Brand awareness
Convenience
Local capabilities

Business Model: Aligned and Targeted
Traditional Bank Products Capital Markets Capabilities
Deposits & payments Loans
Wealth management &
private banking
Equipment
finance
Commercial mortgage
banking
Derivatives & foreign
exchange
Equity capital markets Equity research
M&A /
financial sponsors /
leveraged finance
Investment grade &
high-yield debt
Loan syndications
Public finance
Key’s Competitive Advantage
$3 $50 $1,500 $2,000
Commercial Client Revenue Size ($MM)
$25 $100 $250 $500
Local delivery of broad product set and industry expertise
Community Bank
Corporate Bank
Consumer Energy Healthcare Industrial Public Sector Real Estate
Targeted Industries

• Targets mid-cap REITs and other
institutional owners of commercial real
estate
• Four senior equity REIT analysts cover
72 REITs 80% are <$2B market cap
• Lead >70% of REIT credit facilities where
we participate
A leading national commercial real estate franchise with a targeted strategic focus, broad product set and seamless delivery
Strong Commercial Real Estate Capabilities
• Targets top tier owners of income
producing and healthcare real estate
• Highly rated master, primary and special
servicer
– $170B master primary UPB (a)
– $43B named special servicing rights (a)
• Ability to service across a variety of
portfolio types
• In 2013, acquired a portion of Bank of
America’s commercial servicing business
as well as Berkadia’s special servicing
business
– ~$92B of master / primary UPB
– ~$23B of named special servicing rights
Notes:
UPB denotes ‘unpaid principal balance’
(a)  Source: Mortgage Bankers Association
(b)  Source: Thomson Reuters; equity ranking based on lead / co-manager transaction volume for U.S. REIT IPO and Follow-On activity for companies with market cap
<$5B, excluding mortgage REITs
Income Property Group &
Healthcare Real Estate
Institutional Real Estate Commercial Servicing
FY13 Market Metrics

• 1 REIT Lender (a)
• 2 Lead Arranger Non-Investment Grade US
REIT Debt Transactions (b)
• 5 Freddie Mac Lender (a)
• 10 Fannie Mae Lender (a)
• 3 CMBS master / primary servicer in 2013 (a)
• 5 CMBS special servicer in 2013 (a)
• 3 Equity Underwriter Small-Mid
Cap REIT (b)
• 1 Healthcare Lender (a)

Dramatically repositioned and reduced risk since the financial crisis
• Narrowed strategic focus to areas where Key is relevant and can generate attractive risk-adjusted returns
Commercial Real Estate Strategic Repositioning
Pre-Crisis (FY06) FY13
Commitments
Construction
Commitments
Fee Income
Fee Income /
Revenue
Revenue per Client
Revenue per FTE
$22B
$13B $2B
$14B
$149MM
22% 44%
$285MM
<$700K >$1MM
(36%)
(85%)
+91%
+100%
+77%
+83%

Note:  Commitments as of year-end
<$700K >$1MM

Delivering the Distinctive Platform
Ability to lead transactions across markets allows us to match client needs and market conditions, and deliver best execution
• Key Corporate Bank raised $58B in capital with >900 transactions, less than 15% of which went to our balance sheet (LTM 1Q14)
Healthcare
Energy
Consumer
Industrial
Public Sector
Real Estate
Key’s Balance
Sheet
Equity Capital
Markets
Syndicated Loans
Real Estate Capital
Markets
Debt Capital Markets
(IG/HY/Public Fin.)
Private Capital
Industry Verticals Capital Placement ($B) Key’s Capital Solutions
Credit facility (bank or institutional)
Bridge loan
Direct placement (debt or equity)
Equity offerings (IPOs / FOs / converts)
Commercial mortgage
Investment grade & high-yield debt
Mezzanine capital placement
Tax-exempt securities
$8
$38
$4
$1
$2
Additional value is created as Key delivers non-capital solutions (e.g., payments, derivatives, foreign exchange, financial advisory) to clients

$5
Note:  Capital placement $ are LTM 1Q14 and include:  in transactions where Key served as bookrunner (or equivalent) -- 100% of capital raised; in transactions where
Key served as co-manager -- the proportion of capital corresponding to Key’s transaction economics (e.g., $20MM if Key were a 10% co-manager on a $200MM equity offering).  Balance sheet figures represent loan commitments.  Data excludes equipment finance and syndicated loan participations. LTM denotes the twelve-month period ended 1Q14.

Capital Placement ($B)
Strengthened our ability to acquire and expand targeted relationships the result is greater transaction activity and enhanced roles
• Capital placements and the number of transactions increased by 152% and 89%, respectively, from FY10
Executing on Our Business Model

$23
$31
$37
$60
$58
487
537
747
876
922
FY10 FY11 FY12 FY13 LTM
Note: Capital placement $ include: in transactions where Key served as bookrunner (or equivalent) -- 100% of capital raised; in transactions where Key served as co-
manager -- the proportion of capital corresponding to Key’s transaction economics (e.g., $20MM if Key were a 10% co-manager on a $200MM equity offering).  Data includes loan commitments and excludes equipment finance and syndicated loan participations. LTM denotes the twelve-month period ended 1Q14.
Capital Placement ($B) # Transactions

Consistent Progress
Note: Chart depicts period-end loan balances for Key Corporate Bank only and excludes the international leasing business in all periods shown. LTM denotes ‘last twelve months’.
Solid progress in growing both loans and investment banking & debt placement fees -- demonstrating the power of our model
• Since 1Q09, investment banking and debt placement fees have increased substantially as we focused on a more targeted client base
• Loan balances up $5.9B (+37%) vs. 2Q11 trough
Loan Balances ($B) & LTM Investment Banking & Debt Placement Fees ($MM)
Corporate Bank Loan Balances ($B) LTM Investment Banking & Debt Placement Fees ($MM)

$28.8
$27.8
$24.9
$22.3
$20.8
$19.2
$18.0
$17.4
$16.6
$16.0
$16.7
$18.0
$17.9 $17.9
$18.6
$19.4
$19.5
$19.6
$20.3 $20.9
$21.9
$177
$149 $149
$153
$154
$155
$193
$208
$243
$258
$227
$224
$222
$235
$272
$320
$339
$352
$355
$329
$335
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14

Δ
3%
8%
6%
19%
9%
19%
13%
23%
16%
29%
20%
35%
22%
36%
24%
37%
24%
42%
29%
45%
33%
54%
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
U.S. Commercial Banks
Key Corporate Bank

6.2%
5.2%
4.6%
4.6%
4.3%
4.3%
3.7%
3.6%

Strong Relative Performance
Results compare favorably to external benchmarks we are gaining loan share with higher asset productivity
Since our portfolio troughed in 2Q11, Key Corporate Bank has taken
C&I loan share…
…while our broad product capabilities generate peer-leading asset productivity…
Commercial & Industrial Loan Growth Revenue / Assets
(LTM 1Q14)
Impact of market share gain =
$2.2B in C&I
loan balances for Key Corporate Bank

(% vs. 2Q11)
Loan Growth
Asset Productivity
Peers
Source:  Federal Reserve H8 report dated May 19, 2014, Key Corporate Bank excludes International Lease Portfolio; peer SEC filings and earnings releases.  Peer data are for Corporate Bank equivalent segments of peer financial institutions (e.g., PNC Corporate & Institutional Banking segment). Peer banks include BAC, CMA, JPM, PNC,
STI, USB, WFC.  Revenue / assets calculation is calculated based on LTM revenue as of 1Q14 divided by 1Q14 average assets for Key Corporate Bank and peers.

Continuing to Invest in Senior Bankers
Investing in client-facing
senior professionals with existing relationships to
broaden our industry expertise, expand our product capabilities and leverage our unique platform
• 100
+
senior professionals hired since January 2010
Area of Strategic Senior Hire Financial Results
Industry Expertise
Capabilities From New Hires
•
Aerospace & Defense
• Building Products
• Financial Sponsors
•
Food & Beverage
•
Healthcare
• Equipment Finance
• Equity Capital Markets
• Equity Research
• Debt Capital Markets
• Mergers & Acquisitions
• Mortgage Banking
• Payments
•
Public Finance
•
$5B
+ loan commitments with 60% +
utilization
• $400MM + in total revenue
- Fee income: 60% + of
revenue
• Oil & Gas
• Public Sector
•
Real Estate
• Restaurants
• Technology

Peer-leading loan growth in 1Q14 -- in our industry verticals with relationship clients
• Overall risk rating of portfolio improved during 1Q14 (vs. year-end levels)
Growing with Relationship Clients
Corporate Bank Avg. Loan Growth (1Q14 v. 4Q13) Corporate Bank New & Expanded Credits (1Q14)

Peers
Source:  Peer SEC filings and earnings releases.  Peer data are for Corporate Bank equivalent segments of peer financial institutions (e.g., PNC Corporate & Institutional
Banking segment). Peer banks include BAC, CMA, JPM, PNC, STI, USB, WFC.
Note: Relationship clients generated non credit revenue in the last 12 months or Investment Banking revenue in the last 36 months as of 1Q14 for Key Corporate Bank
Credit Only --
New Clients
3%
Equipment
Finance
20%
Relationship
Clients
73%
Credit Only --
Existing Clients
4%
5.5%
4.5%
3.4%
2.7%
2.5%
2.5%
1.3%
1.0%

Focused
Forward
Positive
Operating
Leverage
Committed to improving returns through positive operating leverage and disciplined risk and capital management
• Improve productivity
• Deliver solid organic revenue growth
• Drive continuous improvement culture
Disciplined
Capital
Management
Effective Risk
Management
• Prioritize organic business growth and return of capital to shareholders, consistent with capital priorities
• Purposeful approach to capital management that is shareholder-friendly
I
II
III

• Execute relationship strategy with focus on segments and sectors where we have expertise and presence
• Maintain discipline and commitment to core risk appetite and tolerances

Supporting business activities with
technology development
Driving productivity through improved
talent management
Driving Positive Operating Leverage
Revenue Growth Expense Savings
Community
Bank
Corporate
Bank
Improving sales productivity with
existing and new bankers
Expanding relationships through
targeted products
Enhancing online and mobile channels
Optimizing branch channel
Driving greater efficiencies through back
and middle-office processes
Enterprise
Adding senior bankers with industry
expertise and relationships
Strengthening commercial payment
product capabilities
Exiting international leasing originations
and reducing related cost structure
Variablizing cost through utilization of
third-party partners
Improving operational effectiveness
(Lean Six Sigma, variablizing costs)
Reducing occupancy costs
Right-sizing support activities

Focused Expense Management
$2.82 B
$117 MM
$2.70 B
Low to mid-
single digit
decline year-
over-year
Continued cost savings enable investments and offset normal expense growth
(4) % – (6) %
1% – 2.5%
1% - 2%
(a) Operating cost increase includes inflationary adjustments, annual merit increases, etc.
2% – 2.5%

Note: Percentage ranges based upon 2014 expense plans and calculated from 2013 reported NIE
2013 Reported
NIE
2013 Efficiency
and Pension
Charges
2013 NIE Excl.
Charges
Expense
Savings
Operating Cost
Increase
Investments 2014 NIE
Outlook Excl.
Charges
2014 Efficiency
Charges
2014 NIE
Outlook
(a)

Improving Efficiency
Cash Efficiency Ratio (a)
Driving progress toward the low end of our targeted range
Rising interest rates present an opportunity for additional improvement, with long-term goal of moving below targeted range
(a) Non-GAAP measure: see Appendix for reconciliation

Current Target:
60% - 65%
65%
60%
55%
50%
1Q14
Business Growth,
Net of Investments
Expense Savings 2-3 Year Outlook

Effective Risk Management
Significant Improvement in Credit Quality
Early resolution through the credit cycle
Net charge-offs to average loans
Key Peer Median (a)
Enterprise-wide Risk Management Approach
• Execute rigorous and disciplined sales approach
– Relationship-oriented model
– Clearly defined prospect pools
– Standard relationship reviews
• Target specific segments and sectors where we
have expertise
– Dedicated relationship bankers and product
experts
– Full suite of capabilities
• Clearly defined and well understood risk appetite
and tolerances
– Concentration and hold limits
– Client level ROE thresholds
• Risk management principles applied actively
– Exited client relationships that did not fit our
risk/return criteria
– Reduced non-core and construction CRE
– Divested businesses not consistent with
relationship strategy (i.e., Victory Capital
Management, international leasing)
(a) Source: SNL; Peers include BBT, CMA, FITB, FHN, HBAN, MTB, PBCT, PNC, RF, STI, USB and ZION
For the past 14 quarters, Key
has been approximately 25%
better than peer median
Improved Loan Portfolio
Exit
Consumer
Leasing
CRE
CF&A
38%
(39)%
(31)%
(61)%
13%
Targeted areas for strategic growth;  reducing non-core assets

100%
80%
60%
40%
20%
0%
1Q10
1Q14
4.0%
3.0%
2.0%
1.0%
0.0%
32%
46%
25%
16%
27%
8%
6%
22%
13%
5%

RF
KEY
FHN
PNC
HBAN
CMA
ZION
BBT
PBCT
STI
USB
FITB
MTB

up 5%

Strong Capital: Competitive Strength Over Time
Disciplined Capital Management
Executing on Capital Priorities
(a) Payout ratio calculations based upon 2013 and 2014 CCAR submissions and generally available industry data
(b) Peer group data source: SNL
(c) Non-GAAP measure: see Appendix for reconciliation of KEY
3/31/14 Tier 1 Common Equity
(b), (c)
1.      Organic Growth
4.     Opportunistic Growth
2.      Dividends
3.     Share Repurchases
Stress Test and CCAR Process
No objection from Federal Reserve on 2014
capital plan, enabling the continued return of
capital to shareholders
2014 capital plan includes:
– 18% increase in quarterly common share
dividend to $.065 per share
– Share repurchase program of up to $542MM
Total payout estimated to be among the highest in
peer group for second consecutive year (~84%)
(a)
Improving Book Value

0.00%
3.00%
6.00%
9.00%
12.00%
$10.89
$11.43
$8.50
$9.00
$9.50
$10.00
$10.50
$11.00
$11.50
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14

Well-positioned to Grow and Improve Returns

Executing on distinctive capabilities and relationship strategy
Driving positive operating leverage
Managing risk effectively
Remaining disciplined with capital management
Investing in franchise to enhance growth

Appendix 21

2014 Outlook and Expectations
Loans
• Mid-single digit average balance growth
Net Interest
Income
• Relatively stable from 2013, with slight downward pressure from competitive environment
Noninterest
Income
• Low single-digit growth compared to prior year
Expense
• Low to mid-single digit percentage decline from 2013
Efficiency /
Productivity
• Positive operating leverage
Asset Quality
• Net charge-offs to average loans expected to continue below targeted range of 40 – 60 bps for the remainder of the year
Capital
• Disciplined execution of 2014 capital plan, including dividends and share repurchases
Guidance ranges: relatively stable: +/- 2%; low single-digit: <5%; mid-single digit: 4% - 6%

Progress on Targets for Success
Focus areas
Metrics
(a)
1Q14 4Q13 Targets
Improving balance
sheet efficiency
Loan to deposit ratio
(b)
88% 84% 90-100%
Maintaining
moderate risk
profile
NCOs to average loans .15% .27%
40-60 bps
Provision to average loans .04% .14%
Growing high
quality, diverse
revenue streams
Net interest margin 3.00% 3.01% >3.50%
Noninterest income
to total revenue
43% 43% >40%
Generating
positive operating
leverage
Cash efficiency ratio
(c)
65% 67% 60-65%
Strengthening
returns with
disciplined capital
management
Return on average assets 1.13% 1.08% 1.00-1.25%

(a) Continuing operations, unless otherwise noted
(b) Represents period-end consolidated total loans and loans held for sale (excluding education loans in the securitization trusts) divided by period-end consolidated total deposits (excluding deposits in foreign office)
(c)
Excludes intangible asset amortization; non-GAAP measure: see Appendix for reconciliation

Financial Highlights
TE = Taxable equivalent, EOP = End of Period
(a) From continuing operations
(b) Year-over-year average balance growth
(c) From consolidated operations
(d) Non-GAAP measure: see Appendix for reconciliation
Metrics 1Q14 4Q13 3Q13 2Q13 1Q13
EPS – assuming dilution $  .26 $  .26 $  .25 $  .21 $  .21
Cash efficiency ratio (d) 64.9% 67.4% 67.5% 69.1% 66.0%
Net interest margin (TE) 3.00 3.01 3.11 3.13 3.24
Return on average total assets 1.13 1.08 1.12 .95 .99
Total loans and leases 4% 3% 5% 7% 6%
CF&A loans 9 8 11 14 16
Deposits (excl. foreign deposits) 4 8 5 8 7
Tier 1 common equity (d) 11.3% 11.2% 11.2% 11.2% 11.4%
Tier 1 risk-based capital 12.0 12.0 11.9 11.9 12.2
Tangible common equity to tangible assets (d) 10.1 9.8 9.9 10.0 10.2
NCOs to average loans .15% .27% .28% .34% .38%
NPLs to EOP portfolio loans .81 .93 1.01 1.23 1.24
Allowance for loan losses to EOP loans 1.50 1.56 1.62 1.65 1.70
Balance
Sheet
Growth (a), (b)
Capital (c)
Asset
Quality (a)
Financial
Performance (a)

Solid loan growth: average total loans up 4% from
prior year
– Driven by 9% increase in CF&A
Period-end loans up 2% from 12/31/13
Total commitments up from 4Q13 with slight
increase in line utilization
High quality new loan originations: consistent with
moderate risk profile
Loan Growth
$ in billions
1Q14 Highlights Average Commercial, Financial & Agricultural Loans
Average Loans
Exit Portfolios (a) Home Equity & Other Total Commercial
$ in billions
$54.7
(a) Growth in exit portfolio from 4Q13 reflects movement of international leasing business

$52.6
$23.3
$25.4
$0.0
$7.0
$14.0
$21.0
$28.0
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
$0.0
$15.0
$30.0
$45.0
$60.0
2Q12 3Q12
4Q12 1Q13 2Q13 3Q13 4Q13 1Q14

Improving Deposit Mix
1Q14 Highlights Funding Cost
Overall funding cost continues to improve
Transaction deposit balances up 6% from 1Q13
Deposits down from prior quarter primarily due to
expected reduction in commercial mortgage
servicing escrow balances
Total CD maturities and average cost
– 2014 Q2: $1.7B at .99%
– 2014 Q3: $1.2B at 1.39%
– 2014 Q4: $.7B at .79%
– 2015 and beyond: $2.9B at 1.37%
Average Deposits
(a)
$ in billions
Note: Transaction deposits include noninterest-bearing, and NOW and MMDA
Cost of total deposits (a)
Interest-bearing liability cost
CDs and other time deposits Savings Noninterest-bearing NOW and MMDA
$65.6
$63.2

.29%
.20%
.70%
.54%
.00%
.25%
.50%
.75%
1.00%
1.25%
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
(a) Excludes deposits in foreign office

Net Interest Income and Margin
TE = Taxable equivalent
Continuing Operations
1Q14 Highlights
Net Interest Income (TE) & Net Interest Margin (TE) Trend
Net interest income down from prior quarter, due to:
– Competitive environment and asset repricing
– Fewer days in the quarter
– Lower loan fees
Maintaining moderate asset sensitive position
– Naturally asset sensitive balance sheet flows:
approximately 70% of loans variable rate
– High quality investment portfolio with average
life of 3.6 years
– Flexibility to quickly adjust interest rate risk
position
$ in millions

Net interest income (TE)
NIM (TE)
$589
$569
3.24%
3.00%
2.00%
2.50%
3.00%
3.50%
4.00%
$500
$540
$580
$620
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
NIM Change (bps): vs. 4Q13
Earning asset mix  / lower levels of liquidity .06
Loan yield (.05)
Loan fees (.01)
Deposit balances and mix (.01)
Total Change (.01)

Noninterest Income
TE = Taxable equivalent
Continuing Operations
1Q14 Highlights Noninterest Income
Noninterest income up 2% from prior year, reflecting
investments and execution of business model
– Investment banking & debt placement (+6%)
– Cards & payments (+3%)
– Mortgage servicing (+88%, due to acquisition)
Change from prior quarter (down 4%) reflects:
– Higher commercial mortgage special servicing
income in 4Q13
– Seasonal decline in corporate-owned life insurance
1Q14
Noninterest Income Diversity
$ in millions
(a) Other includes corporate-owned life insurance, principal investing, etc.
Leveraged lease termination gains TruPS gains
$435
$425

$150
$225
$300
$375
$450
$525
2Q12
3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
23%
19%
14%
9%
10%
3%
7%
15%
Trust & Investment Services
Investment Banking & Debt Placement
Deposit Service Charges
Cards & Payments
Corporate Services
Mortgage Fees
Operating Lease Income
Other
(a)

Focused Expense Management
$ in millions
$662
(a) Non-GAAP measure: see Appendix for reconciliation
(b) Excludes one-time gains of $54 million related to the redemption of trust preferred securities
$681
$2.8B
(b)
Expenses down 3% from prior year and 7% from
prior quarter
Achieved cash efficiency ratio target of 60% - 65%
Focused on continued improvement in efficiency
and driving further into targeted range
Y-o-Y:
low to
mid-
single
digit %
decline
FY13 Reported FY14 Outlook
Efficiency charges:
Pension charges:
$15 $37 $16 $22 $10
$2
$25
Efficiency and
pension charges,
as a % of revenue:
.8%
1.5%
1.5% 3.6% 3.9% 2.3% 1.0%

(b)
60%
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
65%
70%
$400
$500
$600
$700
$800
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
Cash Efficiency Ratio
(a)
Noninterest Expense Outlook
Noninterest Expense
1Q14 Highlights
Cash efficiency ratio,
excluding efficiency
and pension charges

Nonperforming Assets
Net Charge-offs & Provision for Loan and Lease Losses
NPLs
NPLs to period-end loans
NCOs Provision for loan and
lease losses
NCOs to average loans
$ in millions
$ in millions
NPLs held for sale,
OREO & other NPAs
Continued Improvement in Asset Quality
1Q14 Highlights
Net loan charge-offs decreased 59% from 1Q13 to
$20MM, or 15 bps of average loans
Total gross charge-offs down 14% from prior
quarter with recoveries up 28%
1Q14 total commercial loan recoveries exceeded
gross charge-offs by $8MM
Net charge-offs expected to continue below the
targeted range for the remainder of the year
Allowance for Loan and Lease Losses
Allowance for loan and
lease losses to NPLs
Allowance for loan
and lease losses
$ in millions

$893
$834
137%
186%
100%
130%
160%
190%
$600
$700
$800
$900
$1,000
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
(1.00)%
.00%
1.00%
2.00%
3.00%
$0
$40
$80
$120
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
$49
$20
$55
$6
.15%
0.40%
0.80%
1.20%
1.60%
$0
$200
$400
$600
$800
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
$705
$469
1.24%
.81%
.38%

Disciplined execution of capital plan
– 1Q14: repurchased $141MM in common shares
No objection from Federal Reserve on 2014 capital
plan, including:
– Share repurchase program of up to $542MM
– 18% increase in quarterly common share
dividend
Strong liquidity positions Key to take actions
necessary to meet LCR requirements
Tier 1 Common Equity
(a)
Tangible Common Equity to Tangible Assets
(a)
Strong Capital
1Q14 Highlights
Book Value per Share
(a) Non-GAAP measure: see Appendix for reconciliations

10.24%
10.14%
6.00%
8.00%
10.00%
12.00%
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
$10.89
$11.43
$8.50
$9.00
$9.50
$10.00
$10.50
$11.00
$11.50
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
11.40%
11.27%
6.00%
8.00%
10.00%
12.00%
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14

Average Total Investment Securities 1Q14 Highlights
Average AFS securities
$ in billions
High Quality Investment Portfolio
Portfolio composed of Agency-backed CMOs:
Fannie, Freddie & GNMA
– No private label MBS or financial paper
Average portfolio life at 3/31/14 of 3.6 years,
unchanged from 12/31/13
Securities cash flows of $.8B in 1Q14 and $.9 B
in 4Q13
Currently reinvesting cash flows into GNMA
securities, for Basel III liquidity
– 27% of total portfolio was GNMA at 3/31/14
Securities to Total Assets
(b)
(a)  Yield is calculated on the basis of amortized cost
(b)  Includes end of period held-to-maturity and available-for-sale securities
Average yield (a)
Average HTM securities
$15.9
2.54%
$17.1

2.19%
.00%
1.00%
2.00%
3.00%
4.00%
5.00%
$0.0
$5.0
$10.0
$15.0
$20.0
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
19% 19%
10%
15%
20%
25%
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14

Asset Quality Trends
Quarterly Change in Criticized Outstandings
(a)
Delinquencies to Period-end Total Loans
(a) Loan and lease outstandings
(b) From continuing operations
Metric
(b)
1Q14 4Q13 3Q13 2Q13 1Q13
Delinquencies to EOP total loans: 30-89 days .48% .58% .54% .47% .70%
Delinquencies to EOP total loans: 90+ days .16 .13 .17 .15 .16
NPLs to EOP portfolio loans .81 .93 1.01 1.23 1.24
NPAs to EOP portfolio loans + OREO + Other NPAs .85 .97 1.08 1.30 1.34
Allowance for loan losses to period-end loans 1.50 1.56 1.62 1.65 1.70
Allowance for loan losses to NPLs 185.7 166.9 160.4 134.4 137.4
Continuing Operations
Continuing Operations

.00%
.25%
.50%
.75%
1.00%
30 – 89 days delinquent 90+ days delinquent
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
.70%
.48%
.16%
.16%
(6)%
(5)%
(16)%
(14)%
(12)%
(10)%
(8)%
(6)%
(4)%
(2)%
0%
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14

Period-
end loans
Average
loans
Net loan
charge-offs
Net loan
charge-offs (b) /
average loans
(%)
Nonperforming
loans (c)
Ending
allowance (d)
Allowance /
period-end
loans (d) (%)
Allowance /
NPLs
(%)
3/31/14 1Q14 1Q14 1Q14 3/31/14 3/31/14 3/31/14 3/31/14
Commercial, financial and agricultural $   26,224 $   25,390 .03 $             373 1.42 621.67
Commercial real estate:
Commercial Mortgage 7,877 7,807 1 .05 37 161 2.04 435.14
Construction 1,007 1,091 (12) (4.46) 11 37 3.67 336.36
Commercial lease financing 4,396 4,439 1 .09 18 62 1.41 344.44
Real estate – residential mortgage 2,183 2,187 2 .37 105 27 1.24 25.71
Home equity 10,596 10,630 9 .34 199 91 .86 45.73
Credit cards 698 701 6 3.47 1 32 4.58 N/M
Consumer other – Key Community Bank 1,436 1,438 6 1.69 2 25 1.74 N/M
Consumer other – Exit Portfolio 1,028 1,063 5 1.91 16 26 2.53 162.50
Continuing total $   55,445 $    54,746 .15 1.50 185.75
Discontinued operations 4,382 4,455 9 1.45 1.41 145.83
Consolidated total $   59,827 $    59,201 $            29 .21 1.50 183.72
Credit Quality by Portfolio
Credit Quality
$ in millions
(a) 3-31-14 ending loan balances include $95 million of commercial credit card balances; 3-31-14 average loan balances include $94 million of assets from commercial credit cards
(b) Net loan charge-off amounts are annualized in calculation. NCO ratios for discontinued operations and consolidated Key exclude education loans in the securitization trusts since valued at fair-market value
(c) 3-31-14 NPL amount excludes $16 million of purchased credit impaired loans
(d) 3-31-14 allowance by portfolio is estimated. Allowance/period loans ratios for discontinued operations and consolidated Key exclude education loans in the securitization trusts since valued at fair-market value
(e) 3-31-14 ending loan balances include purchased loans of $159 million, of which $16 million were purchased credit impaired
N/M = Not meaningful
34
20 $ 449
$
$
473
$
834

$ 868
(a)
(e)
2 $ 60 $
24

(a) Average LTVs are at origination. Current average LTVs for Community Bank total home equity loans and lines is approximately 71%, which compares to
73% at the end of the fourth quarter 2013.
Home Equity Portfolio – 3/31/14
$ in millions, except average loan size
Home Equity Portfolio
1Q14 Highlights
High quality portfolio
Community bank loans and lines: 97% of total portfolio; branch-
originated
– 58% first lien position
– Average FICO score of 764
– Average LTV at origination: 71%
$3.9B of the total portfolio are fixed rate loans that require principal and interest payments; $6.7B are lines
$1.4B in lines outstanding (13% of the total portfolio) come to end of draw period in the next four years
– Proactive communication and client outreach initiated
near end of draw period

Vintage (% of Loans)
Loan
Balances
Average
Size ($)
Average
FICO
Average
LTV (a)
% of Loans
LTV>90%
2012
later
2011 2010 2009
2008
prior
Loans and lines
First lien $ $ 766 68% .1%   44% 6% 4% 4% 42%
Second lien 4,282 47,351 761 76 3.7 29 5 4 4 58
Community Bank $ 57,826 764 71 1.8 38 5 4 4 49
Exit portfolio 315 22,524 729 80 31.1 - - - - 100
Total home equity portfolio $
Nonaccrual loans and lines
First lien $ $ 714 72% .4% 3% 4% 3% 5% 85%
Second lien 92 48,815 710 78 1.4 1 2 2 3 92
Community Bank $ 55,353 712 75 .9
2 3 2 4 89
Exit portfolio
11
23,981 703 78 27.8 - - - - 100
Total home equity nonaccruals
$
First quarter net charge - offs (NCOs)
Community Bank
$                   7 1% 3% 1% 3% 92%
% of average loans
.28%
Exit Portfolio
$                   2 - - - - 100
% of average loans
2.50%
Loan
and
and
96
188
199
10,596
10,281
5,999
68,672
63,490

$4,000
$3,000
$2,000
$1,000
$0
$2,758
$2,767
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14

Balance Outstanding Change Net Loan Charge-offs
Balance on
Nonperforming Status
3-31-14 12-31-13
3-31-14 vs.
12-31-13
1Q14
(c)
4Q13
(c)
3-31-14 12-31-13
Residential properties – homebuilder $          20 $          20 - $       (1) - $           7
Marine and RV floor plan 23 24 $            (1) - - 6 6
Commercial lease financing
(a)
1,381 782 599 (2) $        (2) 3 -
Total commercial loans 1,424 826 598 (3) (2) 16 13
Home equity – Other 315 334 (19) 2 3 11 16
Marine 965 1,028 (63) 4 5 15 26
RV and other consumer 63 70 (7) 1 1 1 1
Total consumer loans 1,343 1,432 (89) 7 9 27 43
Total exit loans in loan portfolio $     2,767 $     2,258 $        509 $         4 $         7 $         43
Discontinued operations – education lending
business (not included in exit loans above)
(b)
$         9 $         9 $         20
$ in millions
(a) Includes (1) the business aviation, commercial vehicle, office products, construction and industrial leases; (2) Canadian lease financing portfolios; (3) European lease financing portfolios; and (4) all remaining balances related to lease in, lease out; sale in, lease out; service contract leases; and qualified technological equipment leases.
(b) Includes loans in Key’s consolidated education loan securitization trusts
(c) Credit amounts indicate recoveries exceeded charge-offs
$ in millions
Exit Loan Portfolio
Growth in exit portfolio
reflects movement of
international leasing business
Exit Loan Portfolio

$ 7
$ 56
$ 4,354 $ 4,497 $ (143) $ 25

Three months ended
3-31-14 12-31-13 9-30-13 6-30-13 3-31-13
Key shareholders’ equity (GAAP) $ 10,403 $ 10,303 $ 10,206 $ 10,229 $ 10,340
Less: Intangible assets
(b)
1,012 1,014 1,017 1,021 1,024
Preferred Stock, Series A
(c)
282 282 282 282 291
Tangible common equity (non-GAAP)  $ 9,109 $ 9,007 $ 8,907 $ 8,926 $ 9,025
Total assets (GAAP) $ 90,802 $ 92,934 $ 90,708 $ 90,639 $ 89,198
Less: Intangible assets
(b)
1,012 1,014 1,017 1,021 1,024
Tangible assets (non-GAAP) $ 89,790 $ 91,920 $ 89,691 $ 89,618 $ 88,174
10.14% 9.80% 9.93% 9.96% 10.24%
Tier 1 common equity at period end
Key shareholders’ equity (GAAP) $ 10,403 $ 10,303 $ 10,206 $ 10,229 $ 10,340
Qualifying capital securities 339 339 340 339 339
Less: Goodwill 979 979 979 979 979
Accumulated other comprehensive income (loss)
(d)
(367) (394) (409) (359) (204)
Other assets
(e)
84 89 96 101 106
Total Tier 1 capital (regulatory) 10,046 9,968 9,880 9,847 9,798
Less: Qualifying capital securities 339 339 340 339 339
Preferred Stock, Series A
(c)
282 282 282 282 291
Total Tier 1 common equity (non-GAAP)  $ 9,425 $ 9,347 $ 9,258 $ 9,226 $ 9,168
Net risk-weighted assets (regulatory) $ 83,637 $ 83,328 $ 82,913 $ 82,528 $ 80,400
Tier 1 common equity ratio (non-GAAP) 11.27% 11.22% 11.17% 11.18% 11.40%
Pre-provision net revenue
Net interest income (GAAP) $ 563 $ 583 $ 578 $ 581 $ 583
Plus: Taxable-equivalent adjustment 6 6 6 5 6
Noninterest income (GAAP) 435 453 459 429 425
Less: Noninterest expense (GAAP) 662 712 716 711 681
Pre-provision net revenue from continuing operations (non-GAAP) $ 342 $ 330 $ 327 $ 304 $ 333
GAAP to Non-GAAP Reconciliation (a)
$ in millions
a) For the reconciliation of periods prior to 2013, please see page 99 of our 2013 Form 10-K
b) Three months ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013, and March 31, 2013, exclude $84 million, $92 million, $99 million,
$107 million, and $114 million of period-end purchased credit card receivable intangible assets, respectively
c) Net of capital surplus for the three months ended March 31, 2014, December 31, 2013, September 30, 2013, and June 30, 2013
d) Includes net unrealized gains or losses on securities available for sale (except for net unrealized losses on marketable equity securities), net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans
e) Other assets deducted from Tier 1 capital and net risk-weighted assets consist of disallowed intangible assets (excluding goodwill) and deductible portions of nonfinancial equity investments.  There were no disallowed deferred tax assets at March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013, and
March 31, 2013

Tangible common equity to tangible assets at period end
Tangible common equity to tangible assets ratio (non-GAAP)

Three months ended
3-31-14 12-31-13 9-30-13 6-30-13 3-31-13
Average tangible common equity
Average Key shareholders’ equity (GAAP) $ 10,371 $ 10,272 $ 10,237 $ 10,314 $ 10,279
Less: Intangible assets (average)
(b)
1,013 1,016 1,019 1,023 1,027
Preferred Stock, Series A (average) 291 291 291 291 291
Average tangible common equity (non-GAAP) $ 9,067 $ 8,965 $ 8,927 $ 9,000 $ 8,961
Return on average tangible common equity from continuing operations
Net income (loss) from continuing operations attributable to Key common shareholders (GAAP) $ 232 $ 229 $ 229 $ 193 $ 196
Average tangible common equity (non-GAAP) 9,067 8,965 8,927 9,000 8,961
Return on average tangible common equity from continuing operations (non-GAAP) 10.38% 10.13% 10.18% 8.60% 8.87%
Return on average tangible common equity consolidated
Net income (loss) attributable to Key common shareholders (GAAP) $ 236 $ 224 $ 266 $ 198 $ 199
Average tangible common equity (non-GAAP) 9,067 8,965 8,927 9,000 8,961
Return on average tangible common equity consolidated (non-GAAP) 10.56% 9.91% 11.82% 8.82% 9.01%
Cash efficiency ratio
Noninterest expense (GAAP) $ 662 $ 712 $ 716 $ 711 $ 681
Less: Intangible asset amortization (GAAP) 10 10 12 10 12
Adjusted noninterest expense (non-GAAP) $ 652 $ 702 $ 704 $ 701 $ 669
Net interest income (GAAP) $ 563 $ 583 $ 578 $ 581 $ 583
Plus: Taxable-equivalent adjustment 6 6 6 5 6
Noninterest income (GAAP) 435 453 459 429 425
Total taxable-equivalent revenue (non-GAAP) $ 1,004 $ 1,042 $ 1,043 $ 1,015 $ 1,014
Cash efficiency ratio (non-GAAP) 64.9% 67.4% 67.5% 69.1% 66.0%
GAAP to Non-GAAP Reconciliation (a) (continued)
$ in millions
(a) For the reconciliation of periods prior to 2013, please see page 99 of our 2013 Form 10-K
(b) Three months ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013, and March 31, 2013, exclude $89 million, $96 million, $103 million,
$110 million, and $118 million of average purchased credit card receivable intangible assets, respectively

Common Equity Tier 1 Under the Regulatory Capital
Rules (estimated)
(a)
KeyCorp & Subsidiaries
$ in billions
Quarter ended
Mar. 31, 2014
Tier 1 common equity under current regulatory rules
Adjustments from current regulatory rules to the Regulatory Capital Rules:
Deferred tax assets and PCCRs (.1)
Common Equity Tier 1 anticipated under the Regulatory Capital Rules
Total risk-weighted assets under current regulatory rules
Adjustments from current regulatory rules to the Regulatory Capital Rules:
Loan commitments <1 year 1.0
Past Due Loans .2
Mortgage servicing assets .5
Deferred tax assets .1
Other 1.5
Total risk-weighted assets anticipated under the Regulatory Capital Rules
Common Equity Tier 1 ratio under the Regulatory Capital Rules 10.7%
Table may not foot due to rounding

(a) Tier 1 common equity is a non-generally accepted accounting principle (GAAP) financial measure that is used by investors, analysis and bank regulatory agencies to assess the capital position of financial services companies; management reviews Tier 1 common equity along with other measures of capital as part of its financial analyses
(b) Includes the deferred tax asset subject to future taxable income for realization, primarily tax credit carryforwards, as well as the deductible portion of purchased credit card receivables
(c) The anticipated amount of regulatory capital and risk-weighted assets is based upon the federal banking agencies’ Regulatory Capital Rules (as fully phased-in on
January 1, 2019); Key is subject to the Regulatory Capital Rules under the “standardized approach”
(d)
Item is included in the 10%/15% exceptions bucket calculation and is risk-weighted at 250%
(b)
(c)
(d)
(d)
$
$
$
$
9.4
9.3
83.6
86.9